Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

(Investor Relations)	(Corporate Press)
Nicole Shevins	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Nicole.Shevins@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Results for Fourth Quarter and Fiscal Year 2024

$1.35 billion fourth quarter Net Bookings, with outperformance in NBA 2K24; Zynga’s in-app purchases, led by Toon Blast and Match Factory!; the Red Dead Redemption series and the Grand Theft Auto series

$5.33 billion fiscal year 2024 Net Bookings

Company gives initial outlook for fiscal 2025, including Net Bookings of $5.55 to $5.65 billion

New York, NY – May 16, 2024 – Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today reported results for the fourth quarter and fiscal year 2024, ended March 31, 2024. For further information, please see the fourth quarter and fiscal 2024 results slide deck posted to the Company’s investor relations website at take2games.com/ir.

Management Comments

"We concluded Fiscal 2024 with strong fourth quarter results, including Net Bookings of $1.35 billion, which exceeded the high-end of our guidance range. Many of our key franchises outperformed, including NBA 2K24; Zynga’s in-app purchases, led by Toon Blast and our newest hit, Match Factory!; the Red Dead Redemption series and the Grand Theft Auto series," said Strauss Zelnick, Chairman and CEO of Take-Two.

"As we enter Fiscal 2025 with positive momentum, we expect to deliver Net Bookings of $5.55 to $5.65 billion. Our outlook reflects a narrowing of Rockstar Games' previously established window of Calendar 2025 to Fall of Calendar 2025 for Grand Theft Auto VI. We are highly confident that Rockstar Games will deliver an unparalleled entertainment experience, and our expectations for the commercial impact of the title continue to increase. Looking ahead, we believe that our Company is poised to achieve new levels of success, and we expect to deliver sequential growth in Net Bookings for Fiscal 2025, 2026, and 2027. As we deliver our pipeline, we are confident that we will drive our scale, enhance our margins, and deliver industry-leading returns for our shareholders."

Fourth Quarter Fiscal 2024 Financial and Operational Highlights

•Total Net Bookings* decreased 3% to $1.35 billion, as compared to $1.39 billion during last year’s fiscal fourth quarter.
◦Net Bookings from recurrent consumer spending** decreased 2% and accounted for 79% of total Net Bookings.
◦The largest contributors to Net Bookings were NBA® 2K24, Grand Theft Auto® Online and Grand Theft Auto V, Toon Blast™, Empires & Puzzles™, our hyper-casual mobile portfolio, Red Dead Redemption® 2 and Red Dead Online, WWE® 2K24, Match Factory!, Words With Friends™, and Merge Dragons!™.

•GAAP net revenue decreased 3% to $1.40 billion, as compared to $1.45 billion in last year’s fiscal fourth quarter.
◦Recurrent consumer spending** decreased 2% and accounted for 79% of total GAAP net revenue.
◦The largest contributors to GAAP net revenue were NBA 2K24 and NBA 2K23, Grand Theft Auto Online and Grand Theft Auto V, Toon Blast, Empires & Puzzles, our hyper-casual mobile portfolio, Red Dead Redemption 2 and Red Dead Online, WWE 2K24, Match Factory!, and Words With Friends.

•GAAP net loss was $2.90 billion, or $17.02 per share, as compared to $610.3 million, or $3.62 per share, for the comparable period last year.

•Our GAAP results include impairment charges of (i) $2.18 billion related to goodwill and (ii) $304.3 million for acquisition-related intangible assets, and business reorganization expenses of $93.3 million related to our cost-reduction program.

* Net Bookings is our operational metric and defined as the net amount of products and services sold digitally or sold-in physically during the period, and includes licensing fees, merchandise, in-game advertising, strategy guides and publisher incentives.
** Recurrent consumer spending is generated from ongoing consumer engagement and includes virtual currency, add-on content, in-game purchases and in-game advertising.

Fourth Quarter Fiscal 2024 Financial Results

The following data is used internally by the Company’s management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial results in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Three Months Ended March 31, 2024
		Financial Data
in millions	Statement of Operations	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Impact of business reorganization	Amortization and impairment of acquired intangibles	Business acquisition	Other (a)
GAAP
Total net revenue	$1,399.4	(50.7)
Cost of revenue	930.3	(3.4)	(3.9)		(476.3)
Gross profit	469.1	(47.3)	3.9		476.3
Operating expenses	3,182.2		(76.7)	(93.3)	(17.7)	(2,164.7)
(Loss) income from operations	(2,713.1)	(47.3)	80.6	93.3	494.0	2,164.7
Interest and other, net	(24.6)	2.0				1.9	6.8
(Loss) gain on fair value adjustments, net	(6.9)					3.3	3.4
(Loss) income before income taxes	(2,744.6)	(45.3)	80.6	93.3	494.0	2,169.9	10.2

Non-GAAP
EBITDA	(19.6)	(47.3)	80.6	93.3		13.4	(10.2)

Note: For management reporting purposes, the table above assumes a management tax rate of 18% and a fully diluted share count of 173.2 million in order to calculate diluted net income per share.

(a) Other includes adjustments for (i) the revaluation of the Turkish Lira against the U.S. Dollar and (ii) fair value adjustments related to certain equity investments.

Fiscal Year 2024 Financial and Operational Highlights

•Total Net Bookings* increased 1% to $5.33 billion, as compared to $5.28 billion during last fiscal year.
◦Net Bookings from recurrent consumer spending** increased 2% and accounted for 78% of total Net Bookings.
◦The largest contributors to Net Bookings were NBA 2K24, Grand Theft Auto Online and Grand Theft Auto V, Toon Blast, Empires & Puzzles, our hyper-casual mobile portfolio, Red Dead Redemption 2 and Red Dead Online, Words With Friends, and Merge Dragons!.

•GAAP net revenue was flat at $5.35 billion when compared to last fiscal year.
◦Recurrent consumer spending** increased 1% and accounted for 79% of total GAAP net revenue.
◦The largest contributors to GAAP net revenue were NBA 2K23 and NBA 2K24, Grand Theft Auto Online and Grand Theft Auto V, Toon Blast, our hyper-casual mobile portfolio, Empires & Puzzles, Red Dead Redemption 2 and Red Dead Online, Merge Dragons!, Words With Friends, and Zynga Poker.

•GAAP net loss was $3.74 billion, or $22.01 per share, as compared to $1.12 billion, or $7.03 per share, for the comparable period last year.

•Our GAAP results include impairment charges of (i) $2.34 billion related to goodwill and (ii) $577.4 million for acquisition-related intangible assets, and business reorganization expenses of $104.6 million related to our cost-reduction programs.

Fiscal Year 2024 Financial Results

The following data is used internally by the Company’s management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial results in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Twelve Months Ended March 31, 2024
		Financial Data
in millions	Statement of Operations	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Impact of business reorganization	Amortization and impairment of acquired intangibles	Business acquisition	Other (a)
GAAP
Total net revenue	$5,349.6	(16.7)
Cost of revenue	3,107.8		(24.4)		(1,303.5)	10.0
Gross profit	2,241.8	(16.7)	24.4		(1,303.5)
Operating expenses	5,832.4		(311.2)	(104.6)	(115.4)	(2,351.8)
(Loss) income from operations	(3,590.6)	(16.7)	335.6	104.6	1,418.9	2,341.8
Interest and other, net	(103.6)	2.0				0.5	26.7
(Loss) gain on fair value adjustments, net	(8.6)					6.4	1.9
(Loss) income before income taxes	(3,702.8)	(14.7)	335.6	104.6	1,418.9	2,348.7	28.6

Non-GAAP
EBITDA	272.0	(16.7)	335.6	104.6		(1.9)	28.6

Note: For management reporting purposes, the table above assumes a management tax rate of 18% and a fully diluted share count of 172.6 in order to calculate diluted net income per share.

(a) Other includes adjustments for (i) the revaluation of the Turkish Lira against the U.S. Dollar and (ii) fair value adjustments related to certain equity investments.

Outlook for Fiscal 2025

Take-Two is providing its initial outlook for the fiscal year ending March 31, 2025 and fiscal first quarter ending June 30, 2024.

Fiscal Year Ending March 31, 2025

The Company is also providing selected data, which is used internally by its management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial outlook in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Fiscal Year Ending March 31, 2025
		Financial Data
$ in millions except for per share amounts	Outlook (1)	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization of acquired intangibles	Other (a)
GAAP
Total net revenue	$5,570 to $5,670	(20)
Cost of revenue	$2,431 to $2,457	10	(10)	(640)
Operating expenses	$3,559 to $3,579		(306)	(70)	(31)
Interest and other, net	$111				(4)
(Loss) income before income taxes	$(531) to $(477)	(30)	316	710	35
Net loss	$(674) to $(606)
Net loss per share	$(3.90) to $(3.50)
Net cash from operating activities	approximately $(20)
Capital expenditures	approximately $140

Non-GAAP
EBITDA	$429 to $483	(30)	316		31
Adjusted Unrestricted Operating Cash Flow	approximately $(200)

Operational Metric
Net Bookings	$5,550 to $5,650

•Management reporting tax rate anticipated to be 18%
•Share count used to calculate GAAP net loss per share is expected to be 172.9 million
•Share count used to calculate management reporting diluted net income per share is expected to be 175.3 million

(a) Other includes adjustments for (i) business reorganization expenses and (ii) deferred financing costs associated with our debt.

First Quarter Ending June 30, 2024

The Company is also providing selected data, which is used internally by its management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial outlook in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Three Months Ending June 30, 2024
		Financial Data
$ in millions except for per share amounts	Outlook (1)	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization of acquired intangibles	Other (a)
GAAP
Total net revenue	$1,300 to $1,350	(100)
Cost of revenue	$559 to $578	(14)	(9)	(161)
Operating expenses	$928 to $938		(75)	(18)	(25)
Interest and other, net	$27				(1)
(Loss) income before income taxes	$(214) to $(193)	(86)	84	179	26
Net loss	$(272) to $(245)
Net loss per share	$(1.58) to $(1.43)

Non-GAAP
EBITDA	$26 to $47	(86)	84		25

Operational Metric
Net Bookings	$1,200 to $1,250

•Management reporting tax rate is anticipated to be 18%
•Share count used to calculate GAAP net loss per share is expected to be 171.7 million
•Share count used to calculate management reporting diluted net income per share is expected to be 173.7 million

(a) Other includes adjustments for (i) business reorganization expenses and (ii) deferred financing costs associated with our debt.

1)The individual components of the financial outlook may not foot to the totals, as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.

Key assumptions and dependencies underlying the Company’s outlook include: a continuation of the current economic backdrop; the timely delivery of the titles included in this financial outlook; continued growth in the installed base of PlayStation 5 and Xbox Series X|S, as well as engagement on Xbox One and PlayStation 4; the ability to develop and publish products that capture market share for these current generation systems while also leveraging opportunities on PC, mobile and other platforms; factors affecting our performance on mobile, such as player acquisition costs; our ongoing focus on our live services portfolio and new game pipeline; and stable foreign exchange rates. See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following have been released since January 1, 2024:

Label	Product	Platforms	Release Date
Private Division	Penny's Big Breakaway	PS5, Xbox Series X|S, PC, Switch	February 21, 2024
2K	WWE 2K24	PS4, PS5, Xbox One, Xbox Series X|S, PC	March 8, 2024
Private Division	No Rest for the Wicked	Early Access on PC	April 18, 2024
2K	NFL 2K Playmakers	iOs, Android	April 23, 2024
2K	TopSpin 2K25	PS4, PS5, Xbox One, Xbox Series X|S, PC	April 26, 2024

Take-Two's future lineup announced to-date includes:

Label	Product	Platforms	Release Date
Zynga	Star Wars Hunters	iOS, Android, Switch	June 4, 2024
Zynga	Game of Thrones: Legends	iOs, Android	Fiscal 2025
Private Division	Tales of the Shire: A The Lord of the Rings Game	PS5, Xbox Series X|S, PC, Switch	Fiscal 2025
2K	NBA 2K25	TBA	Fiscal 2025
2K	WWE 2K25	TBA	Fiscal 2025
Rockstar Games	Grand Theft Auto VI	PS5, Xbox Series X|S	Fall of Calendar 2025
Ghost Story Games	Judas	PS5, Xbox Series X|S, PC	TBA

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics. The call can be accessed by dialing (877) 407-0984 or (201) 689-8577. A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses Non-GAAP measures of financial performance: Adjusted Unrestricted Operating Cash Flow, which is defined as GAAP net cash from operating activities, adjusted for changes in restricted cash, and EBITDA, which is defined as GAAP net income (loss) excluding interest income (expense), provision for (benefit from) income taxes, depreciation expense, and amortization and impairment of acquired intangibles.

The Company’s management believes it is important to consider Adjusted Unrestricted Operating Cash Flow, in addition to net cash from operating activities, as it provides more transparency into current business trends without regard to the timing of payments from restricted cash, which is primarily related to a dedicated account limited to the payment of certain internal royalty obligations.

The Company’s management believes it is important to consider EBITDA, in addition to net income, as it removes the effect of certain non-cash expenses, debt-related charges, and income taxes. Management believes that, when considered together with reported amounts, EBITDA is useful to investors and management in understanding the Company’s ongoing operations and in analysis of ongoing operating trends and provides useful additional information relating to the Company’s operations and financial condition.

These Non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results. These Non-GAAP financial measures may be different from similarly titled measures used by other companies. In the future, Take-Two may also consider whether other items should also be excluded in calculating these Non-GAAP financial measures used by the Company. Management believes that the presentation of these Non-GAAP financial measures provides investors with additional useful information to measure Take-Two's financial and operating performance. In particular, these measures facilitate comparison of our operating performance between periods and may help investors to understand better the operating results of Take-Two. Internally, management uses these Non-GAAP financial measures in assessing the Company's operating results and in planning and forecasting. A reconciliation of these Non-GAAP financial measures to the most comparable GAAP measure is contained in the financial tables to this press release.

Final Results

The financial results discussed herein are presented on a preliminary basis; final data will be included in Take-Two’s Annual Report on Form 10−K for the period ended March 31, 2024.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher, and marketer of interactive entertainment for consumers around the globe. We develop and publish products principally through Rockstar Games, 2K, Private Division, and Zynga. Our products are designed for console gaming systems, PC, and mobile, including smartphones and tablets. We deliver our products through physical retail, digital download, online platforms, and cloud streaming services. The

Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.
Cautionary Note Regarding Forward-Looking Statements
The statements contained herein, which are not historical facts, including statements relating to Take-Two Interactive Software, Inc.'s ("Take-Two," the "Company," "we," "us," or similar pronouns) outlook, are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "should," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including risks relating to our combination with Zynga Inc.; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting our mobile business, such as player acquisition costs; the timely release and significant market acceptance of our games; and the ability to maintain acceptable pricing levels on our games.
Other important factors and information are contained in the Company's most recent Annual Report on Form 10-K, including the risks summarized in the section entitled "Risk Factors," the Company’s most recent Quarterly Report on Form 10-Q, and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2024	2023	2024	2023
Net revenue:
Game	$1,260.6	$1,266.3	$4,693.5	$4,735.6
Advertising	138.8	179.9	656.1	614.3
Total net revenue	1,399.4	1,446.2	5,349.6	5,349.9
Cost of revenue:
Game intangibles	474.7	669.6	1,301.1	1,169.7
Product costs	210.7	188.0	756.6	714.0
Software development costs and royalties	88.2	186.1	346.7	435.1
Licenses	78.6	74.8	305.8	306.9
Internal royalties	78.1	104.5	397.6	438.9
Cost of revenue	930.3	1,223.0	3,107.8	3,064.6
Gross profit	469.1	223.2	2,241.8	2,285.3
Selling and marketing	448.8	423.4	1,550.2	1,586.5
Research and development	245.5	232.4	948.2	887.6
General and administrative	175.0	218.9	716.1	839.5
Depreciation and amortization	42.9	36.3	171.2	122.3
Goodwill impairment	2,176.7	—	2,342.1	—
Business reorganization	93.3	14.6	104.6	14.6
Total operating expenses	3,182.2	925.6	5,832.4	3,450.5
(Loss) income from operations	(2,713.1)	(702.4)	(3,590.6)	(1,165.2)
Interest and other, net	(24.6)	(33.8)	(103.6)	(141.9)
(Loss) gain on fair value adjustments, net	(6.9)	5.6	(8.6)	(31.0)
(Loss) income before income taxes	(2,744.6)	(730.6)	(3,702.8)	(1,338.1)
Provision for (benefit from) income taxes	158.4	(120.3)	41.4	(213.4)
Net (loss) income	$(2,903.0)	$(610.3)	$(3,744.2)	$(1,124.7)

Loss per share:
Basic and diluted loss per share	$(17.02)	$(3.62)	$(22.01)	$(7.03)
Weighted average shares outstanding
Basic	170.6	168.7	170.1	159.9

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
	March 31, 2024	March 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$754.0	$827.4
Short-term investments	22.0	187.0
Restricted cash and cash equivalents	252.1	307.6
Accounts receivable, net of allowances of $1.2 and $1.3 at March 31, 2024 and 2023, respectively	679.7	763.2
Software development costs and licenses	88.3	65.9
Contract assets	85.0	79.9
Prepaid expenses and other	378.6	277.1
Total current assets	2,259.7	2,508.1
Fixed assets, net	411.1	402.8
Right-of-use assets	325.7	282.7
Software development costs and licenses, net of current portion	1,446.5	1,072.2
Goodwill	4,426.4	6,767.1
Other intangibles, net	3,060.6	4,453.2
Deferred tax assets	1.9	44.8
Long-term restricted cash and cash equivalents	95.9	99.6
Other assets	189.1	231.6
Total assets	$12,216.9	$15,862.1
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$195.9	$140.1
Accrued expenses and other current liabilities	1,062.6	1,225.7
Deferred revenue	1,059.5	1,078.8
Lease liabilities	63.8	60.2
Short-term debt, net	24.6	1,346.8
Total current liabilities	2,406.4	3,851.6
Long-term debt, net	3,058.3	1,733.0
Non-current deferred revenue	42.9	35.5
Non-current lease liabilities	387.3	347.0
Non-current software development royalties	102.1	110.2
Deferred tax liabilities, net	340.9	534.0
Other long-term liabilities	211.1	208.3
Total liabilities	$6,549.0	$6,819.6

Stockholders' equity:
Preferred stock, $0.01 par value, 5.0 shares authorized: no shares issued and outstanding at March 31, 2024 and 2023	—	—
Common stock, $0.01 par value, 300.0 and 300.0 shares authorized; 194.5 and 192.6 shares issued and 170.8 and 168.9 outstanding at March 31, 2024 and 2023, respectively	1.9	1.9
Additional paid-in capital	9,371.6	9,010.2
Treasury stock, at cost; 23.7 and 23.7 common shares at March 31, 2024 and 2023, respectively	(1,020.6)	(1,020.6)
(Accumulated Deficit) / Retained earnings	(2,579.9)	1,164.3
Accumulated other comprehensive loss	(105.1)	(113.3)
Total stockholders' equity	$5,667.9	$9,042.5
Total liabilities and stockholders' equity	$12,216.9	$15,862.1

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	Twelve Months Ended March 31,
	2024	2023
Operating activities:
Net (loss) income	$(3,744.2)	$(1,124.7)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization and impairment of software development costs and licenses	292.7	268.3
Stock-based compensation	335.6	317.8
Noncash lease expense	61.1	81.7
Amortization and impairment of intangibles	1,418.9	1,506.7
Depreciation	135.5	90.3
Goodwill impairment	2,342.1	—
Interest expense	140.6	122.7
Deferred income taxes	(150.4)	(410.8)
Fair value adjustments	8.6	31.5
Other, net	30.5	(26.6)
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	83.7	106.8
Software development costs and licenses	(603.4)	(492.8)
Prepaid expenses, other current and other non-current assets	(154.7)	77.2
Deferred revenue	(11.8)	(141.9)
Accounts payable, accrued expenses and other liabilities	(200.9)	(405.1)
Net cash (used in) provided by operating activities	(16.1)	1.1
Investing activities:
Change in bank time deposits	19.8	100.0
Sale and maturities of available-for-sale securities	146.9	542.0
Purchases of available-for-sale securities	—	—
Purchases of fixed assets	(141.7)	(204.2)
Proceeds from sale of long-term investments	—	20.6
Purchase of long-term investments	(18.5)	(15.7)
Business acquisitions	(18.1)	(3,310.9)
Other	(16.6)	(8.1)
Net cash (used in) provided by investing activities	(28.2)	(2,876.3)
Financing activities:
Tax payment related to net share settlements on restricted stock awards	(94.1)	(108.1)
Repurchase of common stock	—	—
Issuance of common stock	39.4	65.4
Cost of debt	(10.3)	(22.4)
Repayment of debt	(1,339.6)	(200.0)
Settlement of capped calls	—	140.1
Payment for settlement of convertible notes	—	(1,166.8)
Proceeds from issuance of debt	1,348.9	3,248.9
Payment of contingent earn-out consideration	(35.7)	(26.8)
Net cash (used in) provided by financing activities	(91.4)	1,930.3
Effects of foreign currency exchange rates on cash, cash equivalents, and restricted cash and cash equivalents	3.1	(15.9)
Net change in cash, cash equivalents, and restricted cash and cash equivalents	(132.6)	(960.8)
Cash, cash equivalents, and restricted cash and cash equivalents, beginning of year (1)	1,234.6	2,195.4
Cash, cash equivalents, and restricted cash equivalents, end of year (1)	$1,102.0	$1,234.6

(1) Cash, cash equivalents and restricted cash and cash equivalents shown on our Consolidated Statements of Cash Flow includes amounts in the Cash and cash equivalents, Restricted cash and cash equivalents, and Long-term restricted cash and cash equivalents on our Consolidated Balance Sheet.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
Net Revenue and Net Bookings by Geographic Region, Distribution Channel, and Platform Mix
(in millions)

	Three Months Ended March 31, 2024		Three Months Ended March 31, 2023
	Amount	% of total	Amount	% of total
Net revenue by geographic region
United States	$861.4	62%	$947.4	66%
International	538.0	38%	498.8	34%
Total Net revenue	$1,399.4	100%	$1,446.2	100%

Net Bookings by geographic region
United States	$818.8	61%	$860.8	62%
International	530.0	39%	532.6	38%
Total Net Bookings	$1,348.8	100%	$1,393.4	100%

	Three Months Ended March 31, 2024		Three Months Ended March 31, 2023
	Amount	% of total	Amount	% of total
Net revenue by distribution channel
Digital online	$1,335.2	95%	$1,392.0	96%
Physical retail and other	64.2	5%	54.2	4%
Total Net revenue	$1,399.4	100%	$1,446.2	100%

Net Bookings by distribution channel
Digital online	$1,291.6	96%	$1,348.3	97%
Physical retail and other	57.2	4%	45.1	3%
Total Net Bookings	$1,348.8	100%	$1,393.4	100%

	Three Months Ended March 31, 2024		Three Months Ended March 31, 2023
	Amount	% of total	Amount	% of total
Net revenue by platform
Mobile	$715.1	51%	$717.7	50%
Console	568.7	41%	583.3	40%
PC and other	115.6	8%	145.2	10%
Total Net revenue	$1,399.4	100%	$1,446.2	100%

Net Bookings by platform
Mobile	$708.3	53%	$706.2	51%
Console	527.4	39%	535.1	38%
PC and other	113.1	8%	152.1	11%
Total Net Bookings	$1,348.8	100.0%	$1,393.4	100%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
Net Revenue and Net Bookings by Geographic Region, Distribution Channel, and Platform Mix
(in millions)

	Twelve Months Ended March 31, 2024		Twelve Months Ended March 31, 2023
	Amount	% of total	Amount	% of total
Net revenue by geographic region
United States	$3,279.2	61%	$3,360.0	63%
International	2,070.4	39%	1,989.9	37%
Total Net revenue	$5,349.6	100%	$5,349.9	100%

Net Bookings by geographic region
United States	$3,247.4	61%	$3,303.3	63%
International	2,085.6	39%	1,980.3	37%
Total Net Bookings	$5,333.0	100%	$5,283.6	100%

	Twelve Months Ended March 31, 2024		Twelve Months Ended March 31, 2023
	Amount	% of total	Amount	% of total
Net revenue by distribution channel
Digital online	$5,112.2	96%	$5,085.7	95%
Physical retail and other	237.4	4%	264.2	5%
Total Net revenue	$5,349.6	100%	$5,349.9	100%

Net Bookings by distribution channel
Digital online	$5,097.3	96%	$5,033.4	95%
Physical retail and other	235.7	4%	250.2	5%
Total Net Bookings	$5,333.0	100%	$5,283.6	100%

	Twelve Months Ended March 31, 2024		Twelve Months Ended March 31, 2023
	Amount	% of total	Amount	% of total
Net revenue by platform
Mobile	$2,748.0	51%	$2,538.6	47%
Console	2,167.3	41%	2,303.8	43%
PC and other	434.3	8%	507.5	10%
Total Net revenue	$5,349.6	100%	$5,349.9	100%

Net Bookings by platform
Mobile	$2,757.7	52%	$2,502.0	47%
Console	2,149.8	40%	2,257.6	43%
PC and other	425.5	8%	524.0	10%
Total Net Bookings	$5,333.0	100.0%	$5,283.6	100%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
ADDITIONAL DATA
(in millions)

Three Months Ended March 31, 2024	Net revenue	Cost of revenue - Game intangibles	Cost of revenue- Product costs	Cost of revenue- Software development costs and royalties	Cost of revenue- Licenses	Cost of revenue- Internal royalties	Selling and marketing
As reported	$1,399.4	$474.7	$210.7	$88.2	$78.6	$78.1	$448.8
Net effect from deferred revenue and related cost of revenue	(50.7)		(0.3)	(1.7)	(1.4)
Stock-based compensation				(3.9)			(22.5)
Amortization and impairment of acquired intangibles		(474.7)	(1.6)				(1.6)

Three Months Ended March 31, 2024	General and administrative	Research and development	Depreciation and amortization	Goodwill impairment	Business reorganization	Interest and other, net	(Loss) gain on fair value adjustments, net
As reported	$175.0	$245.5	$42.9	$2,176.7	$93.3	$(24.6)	$(6.9)
Net effect from deferred revenue and related cost of revenue						2.0
Stock-based compensation	(29.2)	(25.0)
Amortization and impairment of acquired intangibles		(7.2)	(8.9)
Acquisition related expenses	12.5	(0.5)		(2,176.7)		1.9	3.3
Impact of business reorganization					(93.3)
Other						6.8	3.4

Three Months Ended March 31, 2023	Net revenue	Cost of revenue - Game intangibles	Cost of revenue - Product costs	Cost of revenue- Software development costs and royalties	Cost of revenue- Licenses	Cost of revenue- Internal royalties	Selling and marketing
As reported	$1,446.2	$669.6	$188.0	$186.1	$74.8	$104.5	$423.4
Net effect from deferred revenue and related cost of revenue	(52.7)		(1.9)	1.7	(0.4)
Stock-based compensation				(7.5)			(19.0)
Amortization and impairment of acquired intangibles		(669.6)					(80.6)

Three Months Ended March 31, 2023	General and administrative	Research and development	Depreciation and amortization	Business reorganization	Interest and other, net	(Loss) gain on fair value adjustments, net
As reported	$218.9	$232.4	$36.3	$14.6	$(33.8)	$5.6
Net effect from deferred revenue and related cost of revenue					(0.6)
Stock-based compensation	(24.9)	(27.9)
Amortization and impairment of acquired intangibles		(7.2)	(9.4)
Acquisition related expenses	(46.3)	(2.2)			1.9	(5.6)
Impact of business reorganization				(14.6)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
ADDITIONAL DATA
(in millions)
Twelve Months Ended March 31, 2024	Net revenue	Cost of revenue - Game intangibles	Cost of revenue - Product costs	Cost of revenue- Software development costs and royalties	Cost of revenue- Licenses	Cost of revenue- Internal royalties	Selling and marketing
As reported	$5,349.6	$1,301.1	$756.6	$346.7	$305.8	$397.6	$1,550.2
Net effect from deferred revenue and related cost of revenue	(16.7)		0.6	1.2	(1.8)
Stock-based compensation				(24.4)			(95.3)
Amortization and impairment of acquired intangibles		(1,301.1)	(2.4)				(51.0)
Acquisition related expenses					10.0		(0.2)

Twelve Months Ended March 31, 2024	General and administrative	Research and development	Depreciation and amortization	Goodwill impairment	Business reorganization	Interest and other, net	(Loss) gain on fair value adjustments, net
As reported	$716.1	$948.2	$171.2	$2,342.1	$104.6	$(103.6)	$(8.6)
Net effect from deferred revenue and related cost of revenue						2.0
Stock-based compensation	(111.5)	(104.4)
Amortization and impairment of acquired intangibles		(28.7)	(35.7)	(2,342.1)
Acquisition related expenses	(4.6)	(3.5)	(1.4)			0.5	6.4
Impact of business reorganization					(104.6)
Other						26.7	1.9

Twelve Months Ended March 31, 2023	Net revenue	Cost of revenue - Game intangibles	Cost of revenue - Product costs	Cost of goods revenue- Software development costs and royalties	Cost of revenue - Licenses	Cost of revenue - Internal royalties	Selling and marketing
As reported	$5,349.9	$1,169.7	$714.0	435.1	$306.9	$438.9	$1,586.5
Net effect from deferred revenue and related cost of revenue	(66.4)		(2.2)	14.6	2.1
Stock-based compensation				9.5			(95.2)
Amortization and impairment of acquired intangibles		(1,169.7)					(277.1)
Acquisition related expenses							(8.0)

Twelve Months Ended March 31, 2023	General and administrative	Research and development	Depreciation and amortization	Business reorganization	Interest and other, net	(Loss) gain on fair value adjustments, net
As reported	$839.5	$887.6	$122.3	$14.6	$(141.9)	$(31.0)
Net effect from deferred revenue and related cost of revenue					0.7
Stock-based compensation	(115.5)	(116.6)
Amortization and impairment of acquired intangibles		(24.6)	(33.5)
Acquisition related expenses	(187.0)	(17.4)			26.3	31.0
Impact of business reorganization				(14.6)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURE
(in millions)

	Twelve Months Ended March 31,
	2024	2023
Net cash from operating activities	$(16.1)	$1.1
Net change in Restricted cash (1)	58.1	54.6
Adjusted Unrestricted Operating Cash Flow	$42.0	$55.7

	Twelve Months Ended March 31,
	2024	2023
Restricted cash beginning of period	$407.2	$463.3
Restricted cash end of period	348.0	407.2
Restricted cash related to acquisitions	1.1	1.5
(1) Net change in Restricted cash	$58.1	$54.6

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURE
(in millions)
	Three Months Ended March 31,		Twelve Months Ended March 31,
	2024	2023	2024	2023
Net (loss) income	$(2,903.0)	$(610.3)	$(3,744.2)	$(1,124.7)
Provision for (benefit from) income taxes	158.4	(120.3)	41.4	(213.4)
Interest expense (income)	20.3	23.9	78.3	95.8
Depreciation and amortization	42.9	36.3	171.2	122.3
Amortization and impairment of acquired intangibles	485.1	757.4	1,383.2	1471.4
Goodwill impairment	2,176.7	—	2,342.1	—
EBITDA	$(19.6)	$87.0	$272.0	$351.4

Outlook
Fiscal Year Ending March 31, 2025
Net loss	$(674) to $(606)
Provision for income taxes	$143 to $129
Interest expense	$100
Depreciation	$150
Amortization of acquired intangibles	$710
EBITDA	$429 to $483

Outlook
Three Months Ended June 30, 2024
Net loss	$(272) to $(245)
Provision for income taxes	$58 to $52
Interest expense	$25
Depreciation	$36
Amortization of acquired intangibles	$179
EBITDA	$26 to $47